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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               ----------------

                                  FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                           ------------------------

                                APRIL 3O, 1997
               Date of report (Date of earliest event reported)

                           ------------------------

                        Commission File Number: 0-18108

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                          FINET HOLDINGS CORPORATION
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                           (State or jurisdiction of
                        incorporation or organization)

                              3021 CITRUS CIRCLE
                            WALNUT CREEK, CA 94598
                    (Address of principal executive office)

                                  94-3115180
                     (IRS Employer Identification Number)

                       Telephone Number: (415) 658-4150
             (Registrant's telephone number, including area code)


  (Former name, former address and former fiscal year, if changed since last report)

Indicate  by  check  mark whether the registrant has  (1)  filed  all  reports required to be filed by Section 13 or 15(d) of the Securities Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports) ( ), and (2) has been subject to filing requirements within the past 90 days (X).


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ITEM 4. CHANGE IN CERTIFYING ACCOUNTANT

The response of Deloitte & Touche to Item 4 of the Form 8-K of Finet Holdings Corporation Dated April 10, 1997 and the Form 8-K/A of Finet Holdings Corporation of April 24, 1997 is included herein as Exhibit 16.

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                                  SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

FINET HOLDINGS CORPORATION

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
Date: May 8, 1997              /s/       L. DANIEL RAWITCH
                               ------------------------------------
                               L. DANIEL RAWITCH
                               (CEO AND PRINCIPAL EXECUTIVE OFFICER)

Date: May 8, 1997              /s/         JAN C. HOEFFEL
                               ------------------------------------
                               JAN C. HOEFFEL
                               (PRESIDENT AND PRINCIPAL FINANCIAL OFFICER)
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